UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 7, 2004

SPECTRALINK CORPORATION

(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-28180	84-1141188
(Commission file number)	(IRS Employer
Identification
Number)

5755 Central Avenue, Boulder, Colorado	80301-2848
(Address of principal executive office)	(Zip code)

303-440-5330
(Issuer’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed from last report)

ITEM 7.01 REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
Press Release

ITEM 7.01 REGULATION FD DISCLOSURE.

The purpose of this Form 8-K is to furnish SpectraLink Corporation’s press release on a shareholder lawsuit settlement that was reached on October 7, 2004.

Exhibit Number	Description
99.1	Press Release dated October 7, 2004.*

* Furnished and not filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION
Date: October 8, 2004	By:	/s/ David I. Rosenthal
David I. Rosenthal,
Principal Financial and Accounting Officer and on behalf of the Registrant

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 7, 2004.*

* Furnished and not filed herewith.